EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  8-K  into  the  Company's   previously   filed
Registration Statements File Nos. 333-06133 and 333-06145.




                                          /s/ Arthur Andersen LLP


Minneapolis, Minnesota
April 16, 1998